Supplement Dated June 6, 2018
To The Statement of Additional Information
Dated April 30, 2018

JNL® Investors Series Trust

All changes are effective immediately.

Please delete all references to Steven J. Fredricks.

Please delete all references to Karen J. Huizenga.

On page 38, in the section entitled, "Trustees and Officers of the Trust," please delete the table row for Joseph B. O'Boyle in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Joseph B. O'Boyle (55) 1 Corporate Way Lansing, MI 48951	Acting Chief Compliance Officer (5/2018 to present) Acting Anti-Money Laundering Officer (5/2018 to present) Vice President (1/2018 to 5/2018)
Principal Occupation(s) During Past 5 Years:
Acting Chief Compliance Officer of JNAM (5/2018 to present); Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (1/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

This Supplement is dated June 6, 2018.